Exhibit 32.1




         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of China Cable and Communication, Inc. (the Company), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 of the Company fully complies, in all material respects, with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.





Date: August 12, 2003                                  /s/ Raymond Ying-Wai Kwan
                                                      --------------------------
                                                      Raymond Ying-Wai Kwan
                                                      Chief Executive Officer



Date: August 12, 2003                                  /s/ Yau-Sing Tang
                                                      --------------------------
                                                      Yau-Sing Tang
                                                      Chief Financial Officer